Exhibit 99

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (together with the Exhibits and Attachments hereto and the Disclosure Letter, this “Agreement”) is made as of the 11th day of December, 2014, by and between Alpine 4 Automotive Technologies Ltd., a Delaware corporation (“Buyer”), and Pure Mobility International Incorporated, a Canadian corporation (“Seller”).  The Buyer and the Seller may each be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.
Seller is the rightful distributor of Sweratel AB wireless broadband technology for the Americas and the Caribbean.  Seller warrants that Sweratel shall refer to Distributor Target projects and inquiries for Products from the Americas and the Caribbean. If such a Target project cannot be defined or Distributor declines or Target has notified Sweratel that it does not wish to work with Distributor, then can be pursued by another party.   Current exclusive approved projects are Costa Rica, Bahamas and Turks and Caicos, and Conakry, Guinea.

B.	The production, marketing, sale, and distribution of the Licensed Technology and the Non-Licensed Assets including all wireless inventory attached in Exhibit A constitute Seller’s “Business.”
C.	Buyer is a publicly reporting company with the U.S. Securities and Exchange Commission (the “SEC”).
D.	Upon the terms and subject to the conditions set forth in this Agreement, Seller desires to transfer to Buyer the Licensed Technology, and Buyer desires to purchase and receive such assets.
E.	In connection with the sale of the Licensed Technology by Seller to Buyer, Seller and Buyer desire to enter into certain additional agreements and arrangements ancillary to such sale.
F.
Prior to the execution of this Agreement, the board of directors of Seller unanimously approved the Seller’s entering into this Agreement and the transactions contemplated hereby (the “Contemplated Transactions”) and recommended the approval of this Agreement and the Contemplated Transactions by the stockholders of Seller.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01                      Definitions.   Capitalized terms used in this Agreement not otherwise defined shall have the meanings as set forth below.

“Assignment and Assumption Agreement” means the Assignment and Assumption Agreement to be entered into by the Seller and Buyer substantially in the form contemplated by Exhibit B.

 “Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Closing Date” means the date of the Closing.

“Contemplated Transactions” means the transactions contemplated by the Transaction Documents.

“Contracts” means all legally binding contracts, agreements, distributor agreements, arrangements, leases and subleases (including leases and subleases of real property), licenses, commitments, notes, bonds, mortgages, indentures, sales and purchase orders, other instruments and other undertakings of any kind, whether written or oral.

“Intellectual Property” means, with respect to the Licensed Technology, all (i) issued patents and all provisional and pending patent applications, copyrights, technology, know-how, processes, trade secrets, inventions (including inventions conceived prior to the Closing Date but not documented as of the Closing Date), proprietary data, formulae, research and development data and computer software programs, (ii) trademarks, logos, trade names, service marks and service names, (iii) registrations, applications, recordings, licenses and common-law rights relating thereto, and (iv) other United States, state and foreign intellectual property.

“Lien” means, with respect to any asset, any mortgage, lien, claim, pledge, charge, security interest or other encumbrance of any kind in respect of such asset.

“Person” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, a joint venture, an association, a trust or any other entity or organization, including a Governmental Authority or any department or agency thereof.

“Transaction Documents” means this Agreement, the Assignment and Assumption Agreement, and any other agreement necessary to effect the Asset Purchase Agreement.

ARTICLE II
TRANSACTIONS AND CLOSING

Section 2.01                      Transactions Contemplated Hereby.

(a)             Purchase and Sale of Assets.

(i)              Pursuant to the terms and conditions set forth in this Agreement, the Seller will sell to the Buyer, and the Buyer will purchase from the Seller, all assets of the Seller relating to the Sweratel Licensed Technology, including but not limited to physical assets listed in Exhibit A, including personal property, Intellectual Property, inventory, documentation, websites, documents, and all other assets however delineated relating to the Licensed Technology (collectively, the “Transferred Assets”).  A full list of the Transferred Assets is included as Exhibit A hereto.

(ii)              Collectively, the purchase of the Transferred Assets by the Buyer is referred to in this Agreement as the “Asset Purchase Transaction.”

(iii)              The Buyer agrees to pay, as the purchase price (the “Purchase Price”) for the Transferred Assets, the following:

(A)	Buyer will accept all right, title and interest in and to the Transferred Assets, free and clear of all encumbrances, in accordance with the terms of this Agreement;
(B)	Buyer will execute and deliver a signed Assignment and Assumption Agreement; and
(C)	Buyer will issue eight million shares of its restricted common stock (collectively, the “Shares”) to Seller.
(D)	Buyer shall also issue 500,000 shares of its Series A Convertible Preferred stock to Pure Mobility International to pay off any outstanding debt held by Pure Mobility International.

(b)           Seller’s Obligations at Closing of the Asset Purchase Transaction.  At the closing of the Asset Purchase Transaction:

(i) the Seller shall transfer, or cause to be transferred, to Buyer all right, title and interest in and to the Transferred Assets, free and clear of all Liens or encumbrances;

(ii) the Seller shall execute and deliver a signed Assignment and Assumption Agreement, in substantially the form set forth in Exhibit B hereto;

(iii) the Seller shall execute and deliver appropriate assignment agreements in respect of any trademarks, trademark applications and copyright registrations included with the Transferred Assets;

(iv) the Seller shall execute and deliver a Bill of Sale substantially in the form attached hereto as Exhibit C; and

(v) the Seller shall deliver such other agreements, documents, statements, or other instruments as are necessary or recommended for the accomplishment of the Asset Purchase Transaction as contemplated hereby.

(f)              Buyer’s Obligations at Closing of the Asset Purchase Transaction.  At the closing of the Asset Purchase Transaction:

(i) Buyer will accept all right, title and interest in and to the Transferred Assets, free and clear of all encumbrances in accordance with the terms of this Agreement;

(ii) Buyer shall execute and deliver a signed Assignment and Assumption Agreement, in substantially the form set forth in Exhibit B hereto;

(iii) Buyer shall issue one or more certificates, as instructed by the Seller, representing the Shares; and

(iv) Buyer shall deliver such other agreements, documents, statements, or other instruments as are necessary or recommended for the accomplishment of the Asset Purchase Transaction as contemplated hereby.

Section 2.02                      Assignment of Contracts and Rights.

(a) Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign or otherwise sell, convey, sublicense or transfer any Contract constituting a Transferred Asset, or any claim, right or benefit arising thereunder or resulting therefrom, or to enter into any other agreement or arrangement with respect thereto, if an attempted assignment, sale, conveyance, sublicense or transfer thereof, or entering into any such agreement or arrangement, without the consent of a third party, would constitute a breach of, or other contravention under, any Contract to which the Seller is a party, be ineffective with respect to any party thereto or in any way adversely affect the rights of Buyer thereunder.

(b) The Seller shall promptly pay to Buyer, when received, all monies received by the Seller under any Contract constituting a Transferred Asset or any claim, right or benefit arising thereunder, including, without limitation, those not transferred to Buyer at Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER

Section 3.01     Seller’s Representations and Warranties.  Except as disclosed in writing to Buyer, Seller hereby represents and warrants as of the date this Agreement is signed and as of the Closing Date, the following (representations and/or warranties made to the “best knowledge” of the Seller refer to the current actual knowledge of Marc Desparois and Pablo Nieto without duty of inquiry):

(a) Title to the Transferred Assets.  Seller has Lien-free, good and marketable title to all of the Transferred Assets being sold hereunder and: (a) Seller can transfer the Transferred Assets free and clear of restrictions on or conditions to transfer or assignment; and (b) the Transferred Assets are or will be as of the Closing Date free and clear of mortgages, Liens, pledges, charges, encumbrances, equities, claims, covenants, conditions, or restrictions.

(b) Proper Authority.  Seller has the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement.  This Agreement when executed and delivered by Seller shall constitute the legal, valid and binding obligation of Seller in accordance with its terms.

(c) Business Entity Existence.  Seller is duly organized, validly existing, and in good standing under the laws of the State of Canada and has all necessary powers to own Seller’s properties and to carry on the Business as now owned and operated by it.

(d) Purchase Price Shares.  Seller acknowledges and represents as follows:

(i) The Purchase Price Shares were not offered to the stockholders of Seller by means of any general solicitation or general advertising by Buyer or any Person acting on its behalf, including, but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (B) any seminar or meeting to which Seller was invited by any general solicitation or general advertising.

(e) Assurances.  Seller, at any time before or after the Closing Date, will execute, acknowledge, and deliver any further deeds, assignments, conveyances, and other assurances, documents, and instruments of transfer reasonably requested by Buyer, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer for the purposes of acquiring, or reducing to possession, any or all property and rights to be conveyed, assigned or transferred under this Agreement.

(f)  Securities Law Representations.

i.	Seller acknowledges that the issuance of the Shares by the Buyer is intended to be exempt from registration under the Securities Act and all applicable state securities law.

ii.
Seller:  (A) has been furnished with a copy of Buyer's public filings with the SEC pursuant to the Securities Exchange Act of 1934, as amended; (B) has been provided copies of all other reasonably requested material information regarding Buyer; and (C) has been afforded an opportunity to ask questions of, and receive answers from, management of Buyer in connection with the Shares.  Seller has not been furnished with any oral or written representation in connection with the purchase of the Shares by or on behalf of Buyer that Seller has relied on that is not contained in this Agreement.

iii.
Seller: (A) is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act; (B) has obtained, in its judgment, sufficient information to evaluate the merits and risks of the purchase of the Shares; (C) has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks associated with such purchase of the Shares and to make an informed investment decision with respect thereto; and (iv) has consulted with its own advisors with respect to the purchase of the Shares.

iv.
The Shares are being acquired for Seller's own account for investment and not for the benefit or account of any other Person and not with a view to, or in connection with, any resale or distribution thereof.  Seller fully understands and agrees that it must bear the economic risk of the investment in the Shares for an indefinite period of time because, among other reasons, such Shares have not been registered under the Securities Act or under the securities Law of any states, and, therefore, the Shares are "restricted securities" and cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities Law of such states or an exemption from such registration is otherwise available.  Seller understands that Buyer is not under any obligation to register the resale of such Shares on Seller's behalf or to assist Seller in complying with any exemption from registration under the Securities Act or applicable state securities law.  Seller understands that Buyer may require, as a condition to registering the transfer of such Shares, an opinion of counsel satisfactory to Buyer to the effect that such transfer does not violate such registration requirements.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE BUYER

Section 4.01                      Representations and Warranties of the Buyer.   Buyer hereby represents and warrants both as of the date this Agreement is signed and as of the Closing Date as follows:

(a) Proper Authority.  Buyer has the right, power, legal capacity, and authority to enter into and perform Buyer’s obligations under this Agreement.  This Agreement when executed and delivered by Buyer shall constitute the legal, valid and binding obligation of Buyer in accordance with its terms.

(b) Business Entity Existence.  Buyer is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all necessary powers to own Buyer’s properties and to carry on Buyer’s business as contemplated by Buyer upon Buyer’s acquisition of the Business as set forth in this Agreement.

(c) Capitalization.  Buyer is authorized to issue up to 500,000,000 shares of common stock, of which 85,027,890 are currently issued and outstanding, and 5,000,000 shares of preferred stock, of which no shares are currently issued or outstanding.

(d) Issuance of Stock.  Buyer is authorized to issue the Shares to Seller, and such issuances will not violate its organizational documents, any law or ordinance, contract to which Buyer is a party or any legal process to which it is subject.

(e) No Other Warranties.  Buyer makes no other representations or warranties except as expressly made in Paragraph 4.01, and hereby disclaims any other such representations or warranties.

ARTICLE V
EMPLOYMENT AGREEMENTS FOR CEO AND CFO OF SELLER

Section 5.01                      Employment Agreements for Chief Executive Officer and Chief Financial Officer of Pure Mobility International.

(a) The Buyer and Seller anticipate that the current officers of the Seller shall continue their employment with the Seller following the acquisition of the Assets by the Buyer pursuant to this Agreement.  As such, the Buyer and the officers of the Seller agree to work together to agree upon terms of employment agreements for the Chief Executive Officer and Chief Financial Officer (collectively, the “Employment Agreements”) of Seller, and agree that such agreements will include such standard terms as duties of the position, compensation for services rendered, bonus or incentive compensation plans, and other standard employment agreement terms.

(b)  Buyer and Seller expressly understand and agree that the Employment Agreements will include non-compete agreements whereby the CEO and CFO of Seller shall agree that they may not compete against the Buyer or its businesses or subsidiaries or their businesses for a period of five (5) years following the execution of such Employment Agreements.  This does not limit their ability to work in their chosen field so long as they are not competing as heretofore described.  The Employment Agreements will spell out all other applicable limitations, including geographical limitations, non-solicitation provisions, non-disclosure provisions, and related provisions.

ARTICLE VI
SURVIVAL

Section 6.01                      Survival. The representations and warranties of the parties contained in this Agreement and the covenants and agreements of the parties contained in this Agreement that are to be performed under this Agreement prior to the Closing shall survive the Closing, until 11:59 p.m., Eastern time, on the 18-month anniversary of the Closing Date.

ARTICLE VII
MISCELLANEOUS

Section 7.01                      Attorney’s Fees and Costs.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful party or parties shall be entitled to recover reasonable attorney’s fees and other costs incurred in that action or proceeding, in addition to any other relief to which the party or parties may be entitled.

Section 7.02                      Governing Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Arizona.  Any actions for the enforcement or interpretation of this Agreement shall be brought in Maricopa County, State of Arizona.

Section 7.03                      Entire Agreement.  This Agreement and the documents referenced in it: (a) is intended by the parties as the final expression and the complete and exclusive statement of their agreement with respect to the terms in this Agreement and any prior or contemporaneous agreements or understandings, oral or written, which may contradict, explain or supplement these terms shall not be effective or admissible;  (b) is binding upon and inures to the benefit of the parties and their successors and assigns; (c) may not be amended or modified except by a writing signed by the parties which expressly states that it amends this Agreement; (d) shall be governed by Arizona law; and (e) may be signed in counterparts

Section 7.04                      Interpretation.  Each party and its counsel has reviewed and revised this Agreement and any rule of contract interpretation to the effect that ambiguities or uncertainties are to be interpreted against the drafting party or the party who caused it to exist shall not be employed in the interpretation of this Agreement or any document executed in connection herewith.

Section 7.05                      Headings.  Section headings are for reference purposes only and do not affect this Agreement.

Section 7.06                      Severability.  If any part of this Agreement is invalid or unenforceable, then the remainder of this Agreement shall remain valid and enforceable and in force and effect.

Section 7.07                      No Waiver.  A waiver by either party of a default by the other party is effective only if it is in writing and shall not be construed as a waiver of any other default.

Section 7.08                      Third Party Beneficiaries.  The parties to this Asset Purchase Agreement are the sole intended third party beneficiaries of this Agreement, with the rights to enforce the obligations of the parties hereto and in particular to the Indemnity Liability Reserve which is solely for the benefit of Buyer and Seller and is not being held in trust for any third party claimant.  No other party besides Buyer, Seller, their permitted successors and assigns has any rights or remedies under this Agreement.

Section 7.09                      Incorporation.  The exhibits attached hereto and referred to herein are incorporated into this Agreement.

IN WITNESS WHEREOF, the parties to this Asset Purchase Agreement have duly executed it on the day and year first above written.

SELLER	BUYER

PURE MOBILITY INTERNATIONAL INCORPORATED,	ALPINE 4 AUTOMOTIVE TECHNOLOGIES LTD.
a Canadian corporation	a Delaware Corporation

By: /s/ Marc Desparois_______________	By: /s/ Kent B. Wilson______________________
Marc Desparois: CEO	Kent B. Wilson, CEO

EXHIBIT A

TRANSFERRED ASSETS

-	Transfer of the VAD (VALUE ADDED DISTRIBUTOR AGREEMENT) from Sweratel with exclusive rights in North America, South America and the Caribbean as outlined in the VAD.

-	All related Sweratel inventory equating roughly 1mm USD of value attached herein.

-	All equipment and other tangible assets

-	Any contracts for Costa Rica, Bahamas, and Turks and Caicos, Conakry, Guinea.

-	All plans, drawings and specifications, and all books, records and files, related to the Source Code which Seller either owns or both possesses and has the right to assign to Buyer.

EXHIBIT B

GENERAL ASSIGNMENT AND ASSUMPTION OF CONTRACTS

THIS GENERAL ASSIGNMENT AND ASSUMPTION OF CONTRACTS ("Assignment") is made as of December 11, 2014 (the “Effective Date”), by and between Pure Mobility International Incorporated, a Canadian corporation ("Assignor"), and Alpine 4 Automotive Technologies Ltd., a Delaware corporation or its assignee ("Assignee"). The Assignor and the Assignee may each be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.   Assignor, as Seller, and Assignee, as Buyer, entered into that certain Asset Purchase Agreement dated of even or near date herewith ("Agreement"), with respect to the certain Transferred Assets (as identified in Section 2.01 of the Agreement and as set forth on Exhibit A to the Agreement) owned and operated by Seller (the “Business”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Agreement.

B.   Concurrently herewith, Assignor has executed and delivered that certain Bill of Sale of even or near date herewith for the conveyance of certain Transferred Assets.

C.   In connection with said conveyance, Assignor desires to assign to Assignee certain of Assignor's rights relating to the Business and Assignee desires to accept such assignment and to assume contracts and liabilities set forth hereafter.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.           Definitions. For purposes of this Assignment, the following definitions shall apply:

(a) "Claims" shall mean all claims and causes of action arising out of or in connection with the operation or maintenance of the Business, but Claims shall not include accounts receivable and other charges and any monetary claims for overpayment of tax, or refunds for which Assignor has received no credit unless otherwise specifically agreed to in writing.
(b) "Contracts" shall mean all contracts, undertakings, commitments, guarantees and warranties relating to the ownership, operation or maintenance of the Business to which. Assignor is a party or is bound. The term "Contracts" includes, but are not limited to, those contracts described on Schedule 1; and as used herein, "Assumed Contracts" shall be limited to those set forth on Schedule 1. Except for the Assumed. Contracts, Assignor has cancelled or will cancel or otherwise terminate all executory Contracts and shall continue to be responsible for all obligations thereunder, if any. Pursuant to the Agreement, the Buyer shall have the ability and right to selectively assume contracts in Buyer’s full discretion.
(c) "Documents" shall mean all documents prepared in connection with the ownership, construction, operation, or maintenance of, the Business, or pertaining thereto, including without limitation (1) all marketing plans, software, studies, and reports and customer and supplier lists, and (2) all other books, ledgers, files, reports, plans, drawings and operating records of every kind maintained by or on behalf of Assignor.
(d) "Intangible Assets" shall mean all other transferable intellectual or intangible property used by Assignor in connection with the Business, including all goodwill associated with the Business.
(e) "Permits" shall mean all licenses, permits, franchises, approvals, authorizations, consents, or orders of or filings with, any governmental body or agency having jurisdiction over the Business and necessary for the past, present, or anticipated ownership or operation of the Business.
(f) "Trade Names" shall mean names associated with the Pure Mobility (Pure Mobility International Inc, Pur Mobility, PureMobilityInternational.co) including trademarks, and similar names used by Assignor in the conduct of the Business and all goodwill associated therewith. After conveyance of the Trade Names, Assignor shall not have the right to use said Trade Names. Notwithstanding the foregoing, Seller shall retain the name “Pure Mobility International Incorporated” as its corporate name.

2.           Assignment. Effective as of the Effective Date, Assignor hereby assigns and transfers to Assignee and Assignee's successors and assigns to the extent Assignor has a transferable interest therein, all of Assignor's right, title and interest in and to the Transferred Assets, and to the Permits, the Assumed Contracts, the Documents, the Trade Names, the Intangible Assets and the Claims, and Assignee shall be entitled to all rights and benefits accruing thereunder. Assignee hereby accepts the foregoing assignment, To the extent the Assumed Contracts are not formally assigned, Assignor shall act as Assignee's nominee and follow Assignee's directions in dealing with the other contract parties.

3.           Assumption. Effective as of the Effective Date, Assignee assumes all obligations arising under the Assumed Contracts after the Effective Date and agrees to be bound by the terns thereof from and after the Effective Date.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first named above.

ASSIGNOR	ASSIGNEE

PURE MOBILITY INTERNATIONAL INCORPORATED	ALPINE 4 AUTOMOTIVE TECHNOLOGIES LTD.
a Canadian corporation	a Delaware corporation

By: /s/ Marc Desparois	By: /s/ Kent Wilson
Name: Marc Desparois	Name: Kent Wilson
Title: CEO President	Title: CEO

EXHIBIT C

GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE (this “Assignment”) is made as of the 11th day of December, 2014, by and between Pure Mobility International Incorporated, a Canadian corporation (“Assignor”), and Alpine 4 Automotive Technologies Ltd., a Delaware corporation or its assignee (“Assignee”).

R E C I T A L S

A.          Assignor presently owns the assets described in Exhibit A to this Assignment and any and all improvements thereon.

B.           Pursuant to that certain Asset Purchase Agreement, with an Effective Date of December 11, 2014, between Assignor and Assignee (as may have been amended from time to time, the “Agreement”), Assignor is, simultaneously with the execution of this Assignment, transferring to Assignee all of its right, title and interest in the Property (the “Property Transfer”) under the terms and conditions more fully set forth in the Agreement.

C.           In connection with the Property Transfer, Assignor desires to assign, transfer, give and convey to Assignee, and Assignee desires to acquire from Assignor, all of Assignor’s interest, in and to the following described rights, interests and property relating to the Property.

T E R M S   A N D   C O N D I T I O N S

NOW THEREFORE, for and in consideration of the mutual promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

1. Bill of Sale.  Assignor hereby transfers, grants, assigns, and conveys to Assignee all of Assignor’s right, title and interest in and to those assets described on Exhibit A attached hereto and incorporated herein by this reference (the “Property”).  Assignor hereby warrants full and complete ownership of and good title to the Property transferred herein, the right to sell the same, and that there are no liens, encumbrances or charges thereon or against the same, and to defend the title and possession transferred to the Assignee against all claims.

2. Assignment.  Assignor assigns, transfers, sets over, and conveys to Assignee, to the fullest extent the same are assignable, all of Assignor’s right, title, and interest, in and to (i) any and all warranties and/or guaranties of any kind, express or implied, written or oral, relating to the Property, (ii) any and all licenses, contracts, benefits from development agreements, consents, approvals or permits relating to the Property (collectively, the “Entitlements”), (iii) any applications, reports, drawings, studies, plans, assessments, and all other documents, information and materials in any way related to the Property and/or the Entitlements (including without limitation all feasibility materials related to the Property in Seller’s possession or control), and (iv) any and all benefits, rights and intangible property, intellectual property or assets in any way related to the Property and/or the Entitlements.

3. Binding Effect.  This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

4. Construction; Definitions.  This Assignment shall be construed according to Delaware law.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

5. Counterparts. This Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Agreement to be executed as of the day and year first written.

ASSIGNOR	ASSIGNEE

PURE MOBILITY INTERNATIONAL INCORPORATED	ALPINE 4 AUTOMOTIVE TECHNOLOGIES LTD.
a Canadian corporation	a Delaware corporation

By: /s/ Marc Desparois	By: /s/ Kent Wilson
Name: Marc Desparois	Name: Kent Wilson
Title: CEO President	Title: CEO

EXHIBIT A
(To General Assignment and Bill of Sale)

TRANSFERRED ASSETS

-	Transfer of the VAD (VALUE ADDED DISTRIBUTOR AGREEMENT) from Sweratel with exclusive rights in North America, South America and the Caribbean as outlined in the VAD.

-	All related Sweratel inventory equating roughly 1mm USD of value attached herein.

-	All equipment and other tangible assets

-	Any contracts for Costa Rica, Bahamas, and Turks and Caicos, Conakry, Guinea.

-	All plans, drawings and specifications, and all books, records and files, related to the Source Code which Seller either owns or both possesses and has the right to assign to Buyer.